UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-21413

Name of Fund:  Floating Rate Income Strategies Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, Floating Rate Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 02/28/05

Item 1 - Report to Stockholders


Floating Rate
Income Strategies
Fund, Inc.


Semi-Annual Report
February 28, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


Floating Rate Income Strategies Fund, Inc. seeks a high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

This report, including the financial information herein, is transmitted for use only to the shareholders of Floating Rate Income Strategies Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Floating Rate Income Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Floating Rate Income Strategies Fund, Inc.


The Benefits and Risks of Leveraging


Floating Rate Income Strategies Fund, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005



A Letter From the President


Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of February 28, 2005                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 9.99%        + 6.98%
International equities (MSCI Europe Australasia Far East Index)         +21.18         +18.68
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 1.26         + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 2.40         + 2.96
High yield bonds (Credit Suisse First Boston High Yield Index)          + 7.53         +11.21

The U.S. economy has continued to show resilience in the face of the Federal Reserve Board's (the Fed) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program recently brought the federal funds rate to 2.75% en route to a more "neutral" short-term interest rate target (relative to inflation). Since the U.S. presidential election, progress has been monitored on many fronts in Washington, although concerns remain about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

U.S. equities ended 2004 in a strong rally, but remained in a fairly narrow trading range for the first two months of 2005. Divergences were notable among sectors, with energy emerging as a clear leader. On the positive side, corporations have accelerated their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown. International equities, particularly in Asia, have benefited from higher economic growth rates (China recorded growth of 9.3% in 2004), stronger currencies and relatively reasonable valuations.

The major action in the bond market has been a flattening of the yield curve. As short-term interest rates continued to rise, yields on the long end of the curve remained relatively stable - even declining at certain points since the Fed's monetary tightening program began in June 2004. This phenomenon has been largely attributed to continued foreign interest in U.S. bonds, which has served to absorb much of the excess supply. By period-end, many believed long-term yields were long overdue for a rise.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005



A Discussion With Your Fund's Portfolio Manager


Good security selection in the energy-other, telecommunication services and U.S. cable sectors was the primary factor in the Fund's outperformance versus its composite benchmark for the period.


Describe market conditions during the past six months.

Throughout the period, the leverage loan market continued to benefit from the significant demand that it has experienced since the beginning of 2004. This created an excess cash imbalance that was left virtually intact through the end of February 2005, as new inflows have continued to match the value of new issues. Demand in the marketplace has led to higher secondary-market loan prices and new issues with generally lower interest spreads over London InterBank Offered Rate (LIBOR), and average new-issue allocation amounts per investor that are lower than their historical levels.

A significant rise in LIBOR more than offset declines in the interest rate spreads on BB-rated and B-rated new issues during the period. Another positive development in the leveraged loan sector has been the improving default rate. As of the end of February 2005, the lagging 12-month institutional loan default rate stood at 1.36% by number of loans and 1.37% of principal amount, according to Standard & Poor's Leveraged Commentary & Data. Although this is a 12-month high due to the recent default of Tower Automotive Inc., the default rates are still well below the recent historical averages (since 1998) of 3.87% by number of loans and 4.18% by principal amount.

The fixed rate high yield bond market, in which the Fund can invest up to 20% of its assets, has been affected by some of the same fundamentals driving the leveraged loan market. The excess cash in the market has been the primary factor in the rally in high yield securities. Although concern surrounding higher interest rates has hung over the market for some time, 10-year U.S. Treasury note yields did not begin to rise until early 2005.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2005, the Common Stock of the Fund had net annualized yields of 5.55% and 5.63%, based on a period-end per share net asset value of $19.65 and a per share market price of $19.38, respectively, and $.541 per share in ordinary income dividends. For the same period, the total investment return on the Fund's Common Stock was +5.47%, based on a change in net asset value from $19.16 to $19.65, and assuming reinvestment of all distributions. For the same period, the Fund's unmanaged benchmark, a composite comprised 80% of the Credit Suisse First Boston (CSFB) Leveraged Loan Index and 20% of the CSFB High Yield Index, posted a total return of +3.91%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Our holdings in the energy-other, telecommunication services and U.S. cable sectors performed well during the period, while our positions in food and tobacco, automotive and transportation had a negative effect on the Fund's return.



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005



The Fund's strong performance in the energy-other sector resulted primarily from our position in Trico Marine Services, Inc., a company that provides boat services to the energy industry, mainly in the Gulf of Mexico and North Sea. Trico declared bankruptcy in late 2004 after suffering through declining sales due to lower levels of drilling in its markets. However, surges in the price of oil significantly improved the company's sales and the loan security rallied considerably upon the company's emergence from bankruptcy. The Fund's positive return in the telecommunication services sector was attributable to our holdings in Cincinnati Bell, Inc., Qwest Communications International and Time Warner Telecom Holdings, Inc. All three companies experienced improving operating results. In addition, Cincinnati Bell and Qwest also benefited from the de-leveraging of their balance sheets, while Time Warner's debt security rose on investors' expectations that the company would call the bond. In the U.S. cable sector, the Fund received positive contributions from its positions in Rainbow National Services LLC, Charter Communications Operating LLC and Century Cable Holdings LLC. The bonds of Rainbow National, a division of Cablevision, rallied because of the company's plan to spin-off its satellite business. The price of Charter Communications' bank loan rose as the company completed a refinancing to improve its liquidity. Finally, the bank loan of Century Cable Holdings, an Adelphia company, gained as the company nears the completion of its auction.

Conversely, the Fund's holdings in the food and tobacco sector hindered its performance. We sold our Atkins Nutritionals, Inc. loan because sales of the company's products declined and we believed that this downward trend would continue. We liquidated our position in a bank loan of Intermet Corp., which manufactures iron and aluminum castings for the automotive and industrial markets, in advance of what we believed would be a lengthy restructuring process. In the transportation sector, the bank loan of Laidlaw International, Inc. detracted from the Fund's return, as the company repaid the loan at par value following an asset sale. The loan had been trading above its par value at the beginning of the period.


What changes were made to the portfolio during the period?

During the period, we purchased assets of approximately
$96.2 million in par amount (face value), sold $25.5 million, and received $105.7 million in repayments from the issuers of several of our holdings. Reinvested proceeds from repayments comprised approximately $25 million of the funds used for new purchases.

Most of the assets we purchased during the period have subsequently traded at premiums (above their par values). However, no individual security contributed significantly to the Fund's outperformance.


How would you characterize the Fund's position at the close of the period?

At the end of the period, the portfolio was composed of 167 issuers spread among 31 industries. The Fund was underweight versus its composite benchmark in securities rated Ba or better, credits rated Caa or below, and unrated issues, and was overweight in B-rated securities.

Looking forward, we anticipate that many of the same factors that had an impact on leveraged loans in the past six months will continue to influence the fundamentals in the market. We believe that the trend of small allocation amounts for issuances of new loans, lower interest rate spreads and above-par secondary market prices will continue, especially given the benign credit environment we expect over the next six months. A further benefit to the market during the period would be an increase in LIBOR. Therefore, we plan to continue to purchase assets predominately in the primary market, while selectively participating in the secondary market.


Joseph P. Matteo
Vice President and Portfolio Manager


March 25, 2005



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005



Portfolio Information


As of February 28, 2005


                                               Percent of
Ten Largest Holdings                           Net Assets

Charter Communications Operating LLC
   Tranche B Term Loan, due 4/07/2011              5.9%
Dow Jones CDX.NA.HY.3 Trust 3
    December 2009, 8% due 12/29/2009               2.8
Century Cable Holdings LLC, Discretionary
   Term Loan, due 12/31/2009                       2.2
PanAmSat Corp. Tranche B Term Loan,
   due 8/20/2011                                   2.0
Nalco Co. Tranche B Term Loan,
   due 11/04/2010                                  1.9
Huntsman International LLC Term Loan B,
   due 12/31/2010                                  1.8
Cincinnati Bell, Inc., 8.375% due 1/15/2014        1.7
Berry Plastics Corp. Term Loan,
   due 7/22/2010                                   1.7
SBA Senior Finance, Inc. Tranche C Term Loan,
   due 10/31/2008                                  1.6
Dr. Pepper/Seven Up Bottling Group, Inc.
   Tranche B Term Loan, due 12/19/2010             1.6



                                               Percent of
Five Largest Industries++                      Net Assets

Cable--US                                         17.5%
Utilities                                         12.4
Chemicals                                         11.0
Manufacturing                                      8.1
Telecommunications                                 6.1

++ For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Quality Ratings by S&P/Moody's                Investments

BB/Ba                                             34.8%
B/B                                               55.1
CCC/Caa                                            4.0
CC/Ca                                              0.6
NR (Not Rated)                                     5.2
Other*                                             0.3

* Includes portfolio holdings in common stocks and short-term investments.



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005


Schedule of Investments                                                                                   (in U.S. dollars)

                              Face
Industry++                  Amount     Floating Rate Loan Interests++++                                            Value
Aerospace              $ 2,101,911     MRO Acquisitions Corp. First Lien Term Loan, due 8/27/2010           $     2,130,812
& Defense--2.2%                        Vought Aircraft Industries, Inc:
                         2,940,000         Term Loan, due 12/22/2011                                              2,985,938
                           560,000         Tranche B L/C Deposit, due 12/22/2010                                    569,100
                         2,000,000     Wyle Laboratories 2nd Lien Term Loan, due 7/20/2011                        2,050,000
                                                                                                            ---------------
                                                                                                                  7,735,850

Automotive--3.7%         3,000,000     Affinia Group Tranche B, due 11/30/2011                                    3,050,250
                         2,000,000     Goodyear Tire & Rubber Term Loan, due 9/30/2007                            2,016,876
                         1,826,087     Keystone Automotive Operations, Inc. Term Loan, due 10/30/2009             1,846,630
                         1,825,078     NFIL Holdings Corp. Term Loan B, due 2/27/2010                             1,853,595
                                       Tenneco Automotive, Inc.:
                         2,884,828         Term Loan B, due 12/12/2010                                            2,941,321
                         1,458,621         Tranche B-1 Credit Linked, due 12/12/2010                              1,487,185
                                                                                                            ---------------
                                                                                                                 13,195,857

Broadcasting--1.4%       2,992,500     Emmis Operating Company Term Loan B, due 11/10/2011                        3,034,817
                         2,000,000     Gray Television, Inc. Term Incremental, due 6/30/2011                      2,028,334
                                                                                                            ---------------
                                                                                                                  5,063,151

Cable--U.S.--15.7%       8,000,000     Century Cable Holdings LLC, Discretionary Term Loan, due 12/31/2009        7,970,000
                        21,143,750     Charter Communications Operating LLC Tranche B Term Loan, due
                                       4/07/2011                                                                 21,242,428
                         2,064,796     DIRECTV Holdings, Inc. Term Loan B-1, due 3/06/2010                        2,097,919
                                       Inmarsat Facility Term:
                         2,292,136         Loan B, due 1/08/2011                                                  2,304,415
                         2,297,523         Loan C, due 1/08/2012                                                  2,317,955
                         4,950,000     Insight Midwest Holdings, LLC Term Loan B, due 12/31/2009                  5,042,813
                         3,000,000     Intelsat Ltd. Term Loan, due 7/28/2011                                     3,049,218
                         2,450,000     Mediacom Broadband Group Tranche A Term Loan, due 3/31/2010                2,439,281
                         3,200,000     Mediacom Communications, LLC Tranche B Term Loan, due 3/31/2013            3,243,715
                         6,947,289     PanAmSat Corp. Tranche B Term Loan, due 8/20/2011                          7,065,192
                                                                                                            ---------------
                                                                                                                 56,772,936

Chemicals--8.1%          1,985,000     Hercules Inc. Term Loan B, due 10/08/2010                                  2,011,363
                         6,459,621     Huntsman International LLC Term Loan B, due 12/31/2010                     6,583,968
                                       Invista B.V. New Tranche:
                         2,355,088         B-1 Term Loan, due 4/29/2011                                           2,394,830
                         1,062,559         B-2 Term Loan, due 4/29/2011                                           1,080,490
                           737,064     Kraton Polymers Term Loan, due 12/16/2010                                    749,655
                           995,000     Lyondell-Citgo Refining Term Loan, due 5/21/2007                           1,006,194
                         6,658,852     Nalco Co. Tranche B Term Loan, due 11/04/2010                              6,791,103
                         1,334,127     Pinnacle Polymers (Epsilon Products) Term Loan, due 12/15/2006             1,354,005
                         2,000,000     Rockwood Specialties Group, Inc. Tranche D Term Loan, due 12/10/2012       2,034,286
                         4,750,000     Wellman, Inc. Second Lien Term Loan, due 2/10/2010                         5,005,313
                                                                                                            ---------------
                                                                                                                 29,011,207

Consumer--                             Simmons Co.:
Durables--2.0%           4,500,000         Term Loan, due 6/19/2012                                               4,584,375
                         2,448,148         Tranche B Term Loan, due 12/19/2011                                    2,502,211
                                                                                                            ---------------
                                                                                                                  7,086,586

Consumer--               1,864,163     American Achievement Corp. Term Loan B, due 3/22/2011                      1,894,456
Non-Durables--0.5%

Diversified              3,761,046     Dex Media West Inc. Term Loan B, due 3/09/2010                             3,818,101
Media--4.4%              3,000,000     Freedom Communications, Inc. Term Loan B, due 5/18/2012                    3,049,875
                         5,486,250     Metro-Goldwyn-Mayer Studios Inc. Term Loan B, due 4/30/2011                5,500,821
                         1,356,407     PRIMEDIA Inc. Term Loan B, due 6/30/2009                                   1,357,891
                         2,097,606     RH Donnelley Tranche D Term Loan, due 8/30/2011                            2,131,811
                                                                                                            ---------------
                                                                                                                 15,858,499


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)

                              Face
Industry++                  Amount     Floating Rate Loan Interests++++                                            Value
Energy--               $ 2,750,000     Dresser, Inc. Term Loan Unsecured, due 2/25/2010                     $     2,798,125
Other--1.2%              1,391,250     Pride Offshore Inc. Term Loan, due 7/07/2011                               1,416,177
                                                                                                            ---------------
                                                                                                                  4,214,302

Food & Drug--0.2%          757,653     Alimentation Couche-Tard, Inc. US Term Loan, due 12/17/2010                  769,491

Food/Tobacco--4.4%       1,412,917     Constellation Brands Term Loan B, due 11/30/2011                           1,435,104
                         1,745,625     Doane Pet Care Enterprises, Inc. Term Loan, due 11/05/2009                 1,777,264
                         5,738,301     Dr. Pepper/Seven Up Bottling Group, Inc. Tranche B Term Loan,
                                       due 12/19/2010                                                             5,847,329
                         2,988,709     Meow Mix, Inc. First Lien Term Loan, due 10/10/2009                        2,983,105
                         2,757,879     Michael Foods, Inc. Term Loan, due 11/21/2010                              2,807,865
                           910,000     Pierre Foods, Inc. Term Loan B, due 6/30/2010                                921,754
                                                                                                            ---------------
                                                                                                                 15,772,421

Gaming--2.2%             1,990,000     Boyd Gaming Corp. Term Loan, due 6/30/2011                                 2,018,606
                         1,169,471     Global Cash Access LLC Term Loan B, due 3/10/2010                          1,178,242
                         1,985,000     Green Valley Ranch Gaming, LLC Term Loan, due 12/22/2010                   2,012,294
                           992,500     Isle of Capri Black Hawk LLC Term Loan C, due 12/31/2007                   1,005,527
                         1,800,000     Pinnacle Entertainment, Inc. Term Loan, due 8/27/2010                      1,827,000
                                                                                                            ---------------
                                                                                                                  8,041,669

Health Care--3.2%        2,793,000     Community Health Systems, Inc. Term Loan, due 8/19/2011                    2,828,130
                         4,186,364     Orthofix International NV Term Loan B, due 12/15/2008                      4,246,543
                           683,311     Rotech Healthcare, Inc. Term Loan B, due 3/31/2008                           691,711
                         3,661,204     Triad Hospitals Holdings, Inc. Term Loan B, due 9/30/2008                  3,727,311
                                                                                                            ---------------
                                                                                                                 11,493,695

Housing--4.1%            2,100,000     General Growth Properties, Inc. Tranche B Term Loan, due 11/12/2008        2,135,198
                         4,148,438     Headwaters, Inc. Term Loan B, due 4/30/2011                                4,208,934
                         1,096,023     Juno Lighting, Inc. First Lien Term Loan, due 11/21/2010                   1,117,943
                         2,487,500     Nortek, Inc.,Term Loan, due 8/27/2011                                      2,533,623
                         4,855,000     PGT Industries, Inc. First Lien Term Loan, due 1/31/2009                   4,930,859
                                                                                                            ---------------
                                                                                                                 14,926,557

Information              3,412,500     VUTEK Inc. Term Loan, due 6/25/2010                                        3,429,563
Technology--1.0%

Leisure--1.4%            4,469,860     24 Hour Fitness Worldwide Term Loan B, due 7/01/2009                       4,542,496
                           782,564     Wyndham International, Inc. Term Loan II, due 4/01/2006                      785,987
                                                                                                            ---------------
                                                                                                                  5,328,483

Manufacturing--          2,379,776     Communications & Power Industries, Inc. Term Loan, due 7/23/2010           2,414,357
6.4%                     1,875,000     High Voltage Engineering Corp.Term Loan A, due 7/31/2006                   1,865,625
                         2,000,000     Invensys International Holdings Ltd. Second Lien Term Loan, due
                                       12/04/2009                                                                 2,058,750
                         1,460,270     Itron, Inc. Tranche B, due 12/17/2010                                      1,476,089
                         4,500,000     Metokote Corp. Second Lien Term Loan, due 2/13/2011                        4,590,000
                         3,071,101     Mueller Group, Inc. Initial Term Loan, due 4/23/2011                       3,107,570
                           939,730     SPX Corp. Term Loan B, due 9/30/2009                                         945,839
                                       Sensus Metering Systems Inc.:
                         5,539,130         Term Loan B-1, due 12/17/2010                                          5,600,294
                           830,870         Term Loan B-2, due 12/19/2010                                            840,044
                                                                                                            ---------------
                                                                                                                 22,898,568

Packaging--4.2%          6,082,063     Berry Plastics Corp. Term Loan, due 7/22/2010                              6,177,095
                         3,000,000     Graham Packaging Co. LP Term Loan B, due 10/07/2011                        3,058,500
                         1,995,000     Intertape Polymer US Inc. Term Loan B, due 7/28/2011                       2,034,900
                                       Owens-Illinois Group Inc.:
                         3,328,443         French Tranche C-1 Term Loan, due 4/01/2008                            3,390,851
                           539,945         Term Loan B-1, due 4/01/2008                                             550,002
                                                                                                            ---------------
                                                                                                                 15,211,348


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)

                              Face
Industry++                  Amount     Floating Rate Loan Interests++++                                            Value
Paper--1.7%            $ 1,401,252     Boise Cascade Holdings, LLC Tranche B Term Loan, due 10/28/2011      $     1,428,665
                                       SP Newsprint Co., Tranche B:
                           966,667         Line of Credit, due 1/09/2010                                            978,750
                           518,333         Term Loan, due 1/09/2010                                                 529,348
                                       Smurfit Stone Container Corp.:
                         2,294,118         Tranche B, due 11/01/2011                                              2,333,308
                           705,882         Tranche C, due 11/01/2011                                                718,059
                                                                                                            ---------------
                                                                                                                  5,988,130

Retail--0.9%             1,750,000     American Reprographics Co. LLC Second Lien Term Loan, due 12/18/2009       1,863,750
                         1,704,386     General Nutrition Centers, Inc. Tranche B Term Loan, due 12/05/2009        1,729,952
                                                                                                            ---------------
                                                                                                                  3,593,702

Services--2.8%           2,442,000     Baker Tanks, Inc., Term Loan, due 1/30/2011                                2,477,868
                         2,885,500     Buhrmann US, Inc. Term C-1 Facility, due 12/23/2010                        2,948,620
                         2,494,233     Coinstar, Inc. Term, due 7/07/2011                                         2,537,882
                                       United Rentals, Inc.:
                         1,654,167         Term Loan, due 2/14/2011                                               1,684,148
                           333,333         Tranche B, Credit-Linked Deposit, due 2/14/2011                          338,646
                                                                                                            ---------------
                                                                                                                  9,987,164

Telecommunications--     2,185,333     Consolidated Communications, Inc. Term Loan C, due 10/14/2011              2,207,187
2.1%                                   WilTel Communications, LLC:
                         3,590,526         First Lien Term Loan, due 6/30/2011                                    3,556,865
                         1,800,000         Second Lien Term Loan, due 12/31/2010                                  1,711,125
                                                                                                            ---------------
                                                                                                                  7,475,177

Utilities--9.9%          1,571,429     AES Corp. Term Loan, due 4/30/2008                                         1,607,768
                         4,939,812     Calpine Corp. Second Lien Term Loan, due 7/16/2007                         4,420,104
                                       Calpine Generating Co. LLC:
                         1,500,000         First Priority Term Loan, due 4/01/2009                                1,540,625
                         2,500,000         Second Priority Term Loan, due 3/11/2010                               2,450,625
                         5,458,750     Cogentrix Delaware Holdings, Inc. Term, due 2/25/2009                      5,472,397
                         2,786,000     Dynegy Holdings Inc. Term, due 5/27/2010                                   2,838,238
                                       El Paso Corp.:
                         1,425,000         Deposit Account, due 11/23/2009                                        1,449,604
                         2,365,500         Term Loan, due 11/23/2009                                              2,409,853
                           906,995     Midwest Generation LLC Term Loan C, due 4/27/2011                            921,828
                                       NRG Energy:
                           700,000         Credit Linked Deposit, due 12/24/2007                                    710,063
                           900,000         Term Loan, due 12/24/2011                                                913,275
                         2,475,000     Quanta Services, Inc. Credit Linked Deposit, due 6/19/2008                 2,510,578
                         3,100,000     Reliant Energy, Inc., Term Loan, due 4/30/2010                             3,151,206
                         4,953,846     Texas Genco Initial Term Loan, due 12/14/2011                              5,038,819
                                                                                                            ---------------
                                                                                                                 35,434,983

Wireless                 2,326,500     Centennial Cellular Operating Co. Term Loan, due 2/09/2011                 2,367,214
Communications--         1,000,000     Nextel Partners Operating Corp. Tranche C Term Loan, due 5/31/2011         1,015,089
2.6%                     5,773,494     SBA Senior Finance, Inc. Tranche C Term Loan, due 10/31/2008               5,864,905
                                                                                                            ---------------
                                                                                                                  9,247,208

                                       Total Investments in Floating Rate Loan Interests
                                       (Cost--$306,487,998)--86.3%                                              310,431,003


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)

                              Face
Industry++                  Amount     Corporate Debt Obligations                                                  Value
Airlines--0.7%                         Delta Air Lines, Inc.:
                       $ 1,700,000         7.90% due 12/15/2009                                             $       799,000
                         3,550,000         2.875% due 2/18/2024 (b)(f)                                            1,832,688
                                                                                                            ---------------
                                                                                                                  2,631,688

Automotive--0.3%           250,000     Delco Remy International, Inc., 6.66% due 4/15/2009                          255,000
                           700,000     Tenneco Automotive, Inc., 8.625% due 11/15/2014 (b)                          745,500
                                                                                                            ---------------
                                                                                                                  1,000,500

Broadcasting--2.5%       4,000,000     Granite Broadcasting Corp., 9.75% due 12/01/2010                           3,830,000
                         4,750,000     Paxson Communications Corp., 5.41% due 1/15/2010 (b)(c)                    4,856,875
                           250,000     XM Satellite Radio, Inc., 8.243% due 5/01/2009 (c)                           257,188
                                                                                                            ---------------
                                                                                                                  8,944,063

Cable--U.S.--1.8%          850,000     Inmarsat Finance Plc, 7.625% due 6/30/2012                                   890,375
                                       Intelsat Bermuda Ltd. (b):
                           750,000         7.794% due 1/15/2012                                                     770,625
                           500,000         8.25% due 1/15/2013                                                      523,750
                           350,000     Mediacom Broadband LLC, 11% due 7/15/2013                                    387,187
                           250,000     New Skies Satellites NV, 7.438% due 11/01/2011 (b)(c)                        262,187
                         3,000,000     Rainbow National Services LLC, 10.375% due 9/01/2014 (b)                   3,570,000
                                                                                                            ---------------
                                                                                                                  6,404,124

Cable--                    400,000     Kabel Deutschland GmbH, 10.625% due 7/01/2014 (b)                            460,000
International--1.1%                    NTL Cable Plc (b):
                         3,000,000         7.66% due 10/15/2012 (c)                                               3,093,750
                           375,000         8.75% due 4/15/2014                                                      426,562
                                                                                                            ---------------
                                                                                                                  3,980,312

Chemicals--2.8%          1,950,000     Crompton Corp., 8.71% due 8/01/2010 (c)                                    2,115,750
                         2,186,000     GEO Speciality Chemicals, Inc., 11.064% due 12/31/2009 (f)                 2,333,555
                         5,000,000     PolyOne Corp., 10.625% due 5/15/2010                                       5,700,000
                                                                                                            ---------------
                                                                                                                 10,149,305

Consumer--                 250,000     Elizabeth Arden, Inc., 7.75% due 1/15/2014                                   265,937
Non-Durables--0.8%       2,000,000     Playtex Products, Inc., 8% due 3/01/2011                                   2,195,000
                           350,000     Samsonite Corp., 8.875% due 6/01/2011                                        377,125
                                                                                                            ---------------
                                                                                                                  2,838,062

Diversified                250,000     CanWest Media, Inc., 8% due 9/15/2012 (b)                                    269,375
Media--0.1%                250,000     Universal City Florida Holding Co., 7.493% due 5/01/2010 (b)(c)              261,875
                                                                                                            ---------------
                                                                                                                    531,250

Energy--Exploration        250,000     Belden & Blake Corp., 8.75% due 7/15/2012                                    254,375
& Production--0.1%

Energy--                   250,000     Aventine Renewable Energy Holdings, Inc., 8.501% due
Other--1.1%                            12/15/2011 (b)(c)                                                            257,500
                         4,000,000     Trico Marine Services, Inc., 8.875% due 5/15/2012 (d)                      3,600,000
                                                                                                            ---------------
                                                                                                                  3,857,500

Food & Drug--0.1%          275,000     Duane Reade, Inc., 7.01% due 12/15/2010 (b)                                  275,000

Food/Tobacco--1.2%       3,000,000     Smithfield Foods, Inc., 7% due 8/01/2011                                   3,225,000
                         1,050,000     The Wornick Co., 10.875% due 7/15/2011                                     1,134,000
                                                                                                            ---------------
                                                                                                                  4,359,000

Gaming--3.0%             5,000,000     Majestic Star Casino LLC, 9.50% due 10/15/2010                             5,293,750
                           250,000     Mohegan Tribal Gaming Authority, 7.125% due 8/15/2014                        260,312
                           325,000     River Rock Entertainment Authority, 9.75% due 11/01/2011                     361,563
                                       Station Casinos, Inc.:
                         4,000,000         6% due 4/01/2012                                                       4,145,000
                           775,000         6.50% due 2/01/2014                                                      809,875
                                                                                                            ---------------
                                                                                                                 10,870,500

Health Care--0.2%          575,000     US Oncology, Inc., due 8/15/2012 (b)                                         628,188




FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)

                              Face
Industry++                  Amount     Corporate Debt Obligations                                                  Value
Housing--0.1%          $   450,000     Nortek, Inc., 8.50% due 9/01/2014                                    $       459,000

Hybrid--2.8%            10,000,000     Dow Jones CDX.NA.HY.3 Trust 3 December 2009, 8% due 12/29/2009 (b)        10,112,500

Information              2,050,000     Freescale Semiconductor, Inc., 5.41% due 7/15/2009 (c)                     2,139,687
Technology--0.9%           625,000     MagnaChip SemiConductor SA, 5.78% due 12/15/2011 (b)                         643,750
                           250,000     Telcordia Technologies, 8.875% due 3/01/2013 (b)                             258,125
                                                                                                            ---------------
                                                                                                                  3,041,562

Leisure--1.4%            3,900,000     Felcor Lodging LP, 6.874% due 6/01/2011 (c)                                4,138,875
                         1,000,000     True Temper Sports, Inc., 8.375% due 9/15/2011                               962,500
                                                                                                            ---------------
                                                                                                                  5,101,375

Manufacturing--1.7%        250,000     Altra Industrial Motion, Inc., 9% due 12/01/2011 (b)                         251,875
                         2,500,000     Case New Holland, Inc., 6% due 6/01/2009 (b)                               2,462,500
                           325,000     ERICO International Corp., 8.875% due 3/01/2012                              338,812
                         2,900,000     Invensys Plc, 9.875% due 3/15/2011 (b)                                     3,132,000
                                                                                                            ---------------
                                                                                                                  6,185,187

Metal--Other--0.2%         700,000     Novelis, Inc., 7.25% due 2/15/2015 (b)                                       724,500

Packaging--0.9%          1,550,000     Consolidated Container Co. LLC, 10.75% due 6/15/2009 (a)                   1,356,250
                           250,000     Constar International, Inc., 6.149% due 2/15/2012 (b)                        253,750
                           250,000     Portola Packaging, Inc., 8.25% due 2/01/2012                                 203,750
                           600,000     Tekni-Plex, Inc., 8.75% due 11/15/2013 (b)                                   588,000
                           725,000     Wise Metals Group LLC, 10.25% due 5/15/2012                                  739,500
                                                                                                            ---------------
                                                                                                                  3,141,250

Paper--1.9%              2,650,000     Abitibi-Consolidated, Inc., 5.99% due 6/15/2011 (c)                        2,729,500
                           700,000     Ainsworth Lumber Co. Ltd, 6.30% due 10/01/2010 (b)(c)                        721,000
                           250,000     Boise Cascade LLC, 5.535% due 10/15/2012 (b)(c)                              258,125
                         2,912,000     Western Forest Products, Inc., 15% due 7/28/2009 (e)                       3,174,482
                                                                                                            ---------------
                                                                                                                  6,883,107

Retail--0.4%             1,300,000     Jean Coutu Group, Inc., 8.50% due 8/01/2014                                1,332,500

Services--1.5%           3,375,000     Allied Waste North America Series B, 7.375% due 4/15/2014                  3,240,000
                         2,000,000     United Rentals North America, Inc., 7.75% due 11/15/2013 (b)               2,005,000
                                                                                                            ---------------
                                                                                                                  5,245,000

Steel--2.4%              3,000,000     CSN Islands VIII Corp., 9.75% due 12/16/2013 (b)                           3,270,000
                         5,000,000     Ispat Inland ULC, 9.31% due 4/01/2010 (c)                                  5,462,500
                                                                                                            ---------------
                                                                                                                  8,732,500

Telecommunications--     6,000,000     Cincinnati Bell, Inc., 8.375% due 1/15/2014                                6,202,500
4.0%                     3,700,000     Qwest Communications International, 6.294% due 2/15/2009 (b)(c)            3,774,000
                         1,000,000     Terremark Worldwide Inc., 9% due 6/15/2009                                   927,500
                         3,500,000     Time Warner Telecom Holdings, Inc., 6.794% due 2/15/2011 (c)               3,631,250
                                                                                                            ---------------
                                                                                                                 14,535,250

Utilities--2.5%          2,000,000     Aquila, Inc., 7.625% due 11/15/2009                                        2,110,000
                         3,000,000     Calpine Canada Energy Finance Ulc, 8.50% due 5/01/2008                     2,250,000
                         3,000,000     Calpine Corp., 9.875% due 12/01/2011 (b)                                   2,520,000
                         1,675,000     Reliant Energy, Inc., 6.75% due 12/15/2014                                 1,662,438
                           250,000     Sierra Pacific Resources, 8.625% due 3/15/2014                               276,250
                                                                                                            ---------------
                                                                                                                  8,818,688

Wireless                               Rogers Wireless Communications, Inc.:
Communications--           250,000         5.525% due 12/15/2010 (c)                                                263,750
0.7%                     1,100,000         7.25% due 12/15/2012                                                   1,190,750
                           250,000         8% due 12/15/2012                                                        270,938
                           250,000     Rural Cellular Corp., 6.99% due 3/15/2010 (c)                                262,500
                           350,000     SBA Communications Corp., 8.50% due 12/01/2012 (b)                           378,000
                           250,000     SBA Telecommunications, Inc., 9.75% due 12/15/2011 (a)                       218,750
                                                                                                            ---------------
                                                                                                                  2,584,688


                                       Total Investments in Corporate Debt Obligations
                                       (Cost--$127,430,647)--37.2%                                              133,620,974


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005


Schedule of Investments (concluded)                                                                       (in U.S. dollars)

                            Shares
Industry++                    Held     Common Stocks                                                               Value
Chemicals--0.0%             13,117     GEO Specialty Chemicals, Inc. (g)                                    $       196,755

Paper--0.2%                 84,448     Western Forest Products, Inc.                                                542,743

                                       Total Investments in Common Stocks
                                       (Cost--$420,193)--0.2%                                                       739,498


                        Beneficial
                          Interest     Short-Term Securities
                         $ 742,145     Merrill Lynch Liquidity Series, LLC Cash Sweep Series I**                    742,145

                                       Total Investments in Short-Term Securities
                                       (Cost--$742,145)--0.2%                                                       742,145

Total Investments (Cost--$435,080,983*)--123.9%                                                                 445,533,620
Liabilities in Excess of Other Assets--(23.9%)                                                                 (85,921,221)
                                                                                                            ---------------
Net Assets--100.0%                                                                                          $   359,612,399
                                                                                                            ===============

 (a) Represents a step-up bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

 (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 (c) Floating rate note.

 (d) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

 (e) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

 (f) Convertible security.

 (g) Non-income producing security.

  ++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
     Industries are shown as a percent of net assets.

++++ Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

   * The cost and unrealized appreciation (depreciation) of investments as of February 28, 2005, as computed for federal income tax purposes, were as follows:


     Aggregate cost                                  $  435,098,808
                                                     ==============
     Gross unrealized appreciation                   $   12,210,564
     Gross unrealized depreciation                      (1,775,752)
                                                     --------------
     Net unrealized appreciation                     $   10,434,812
                                                     ==============

  ** Investments in companies considered to be an affiliate of the Fund
     (such companies are defined as "Affiliated Companies" in Section
     2(a)(3) of the Investment Company Act of 1940) were as follows:


                                                Net        Interest
     Affiliate                                Activity       Income

     Merrill Lynch Liquidity Series,
     LLC Cash Sweep Series I               $(5,612,425)     $19,637

     See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005


Statement of Assets, Liabilities and Capital

As of February 28, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$434,338,838)                 $   444,791,475
           Investments in affiliated securities, at value (identified cost--$742,145)                               742,145
           Cash                                                                                                      52,967
           Unfunded loan commitment                                                                                   7,373
           Receivables:
               Interest (including $1,597 from affiliates)                                $     4,339,792
               Securities sold                                                                  3,450,988
               Principal paydowns                                                                 194,758
               Commitment fees                                                                     12,380         7,997,918
                                                                                          ---------------
           Prepaid expenses                                                                                          25,606
                                                                                                            ---------------
           Total assets                                                                                         453,617,484
                                                                                                            ---------------

Liabilities

           Loans                                                                                                 88,800,000
           Deferred income                                                                                           12,117
           Payables:
               Securities purchased                                                             4,397,744
               Dividends to shareholders                                                          472,517
               Investment adviser                                                                 204,935
               Interest on loans                                                                   28,794
               Commitment fees                                                                      4,793
               Other affiliates                                                                     3,125         5,111,908
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                    81,060
                                                                                                            ---------------
           Total liabilities                                                                                     94,005,085
                                                                                                            ---------------

Net Assets

           Net Assets                                                                                       $   359,612,399
                                                                                                            ===============

Capital

           Common Stock, par value $.10 per share; 200,000,000 shares authorized
           (18,298,439 shares issued and outstanding)                                                       $     1,829,844
           Paid-in capital in excess of par                                                                     347,243,873
           Undistributed investment income--net                                           $     2,171,648
           Accumulated realized capital loss--net                                             (2,092,976)
           Unrealized appreciation--net                                                        10,460,010
                                                                                          ---------------
           Total accumulated earnings--net                                                                       10,538,682
                                                                                                            ---------------
           Total capital--Equivalent to $19.65 net asset value per share of Common Stock
           (market price--$19.38)                                                                           $   359,612,399
                                                                                                            ===============

           See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005


Statement of Operations

For the Six Months Ended February 28, 2005
Investment Income

           Interest (including $19,637 from affiliates)                                                     $    13,877,973
           Facility and other fees                                                                                  101,974
                                                                                                            ---------------
           Total income                                                                                          13,979,947
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     1,744,580
           Loan interest expense                                                                1,327,099
           Borrowing costs                                                                        121,421
           Professional fees                                                                       84,816
           Accounting services                                                                     66,102
           Printing and shareholder reports                                                        31,042
           Transfer agent fees                                                                     26,604
           Directors' fees and expenses                                                            24,086
           Listing fees                                                                            10,873
           Custodian fees                                                                           7,901
           Pricing services                                                                         3,759
           Other                                                                                   20,773
                                                                                          ---------------
           Total expenses                                                                                         3,469,056
                                                                                                            ---------------
           Investment income--net                                                                                10,510,891
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized loss on investments--net                                                                    (2,092,976)
           Change in unrealized appreciation (depreciation) on:
               Investments                                                                     10,229,514
               Unfunded corporate loans                                                            33,382        10,262,896
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                                8,169,920
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    18,680,811
                                                                                                            ===============

           See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005


Statements of Changes in Net Assets
                                                                                           For the Six     For the Period
                                                                                           Months Ended  October 31, 2003++
                                                                                           February 28,    to August 31,
Increase (Decrease) in Net Assets:                                                             2005             2004
Operations

           Investment income--net                                                         $    10,510,891   $    12,084,220
           Realized gain (loss)--net                                                          (2,092,976)           216,488
           Change in unrealized appreciation (depreciation)--net                               10,262,896           197,114
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                18,680,811        12,497,822
                                                                                          ---------------   ---------------

Dividends & Distributions to Shareholders

           Investment income--net                                                             (9,521,307)      (10,902,156)
           Realized gain--net                                                                   (216,488)                --
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends and distributions
           to shareholders                                                                    (9,737,795)      (10,902,156)
                                                                                          ---------------   ---------------

Common Stock Transactions

           Proceeds from issuance of Common Stock                                                      --       345,232,500
           Value of shares issued to Common Stock shareholders in reinvestment of
           dividends and distributions                                                            415,791         3,760,823
           Offering costs resulting from the issuance of Common Stock                                  --         (435,405)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from Common Stock transactions                    415,791       348,557,918
                                                                                          ---------------   ---------------

Net Assets

           Total increase in net assets                                                         9,358,807       350,153,584
           Beginning of period                                                                350,253,592           100,008
                                                                                          ---------------   ---------------
           End of period*                                                                 $   359,612,399   $   350,253,592
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $     2,171,648   $     1,182,064
                                                                                          ===============   ===============

              ++ Commencement of operations.

                 See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005


Statement of Cash Flows

For the Six Months Ended February 28, 2005
Cash Provided By Operating Activities

           Net increase in net assets resulting from operations                                             $    18,680,811
           Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Increase in receivables                                                                            (482,995)
               Increase in other assets                                                                             (1,966)
               Increase in other liabilities                                                                        180,928
               Realized and unrealized gain--net                                                                (8,169,920)
               Amortization of premium and discount--net                                                          (281,560)
           Proceeds from sales and paydowns of long-term securities                                             131,005,632
           Proceeds on other investment related transactions                                                         87,723
           Purchases of long-term securities                                                                  (105,363,793)
           Sales of short-term investments--net                                                                   5,612,425
                                                                                                            ---------------
           Net cash provided by investing activities                                                             41,267,285
                                                                                                            ---------------

Cash Used for Financing Activities

           Cash receipts from borrowings--net                                                                   100,840,000
           Cash payments from borrowings                                                                      (135,265,000)
           Dividends and distributions paid to shareholders                                                     (8,849,487)
                                                                                                            ---------------
           Net cash used for financing activities                                                              (43,274,487)
                                                                                                            ---------------

Cash

           Net decrease in cash                                                                                 (2,007,202)
           Cash at beginning of period                                                                            2,060,169
                                                                                                            ---------------
           Cash at end of period                                                                            $        52,967
                                                                                                            ===============

Cash Flow Information

           Cash paid for interest                                                                           $     1,341,441
                                                                                                            ===============

Non-Cash Financing Activities

           Capital shares issued in reinvestment of dividends paid to shareholders                          $       415,791
                                                                                                            ===============

           See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005


Financial Highlights
                                                                                           For the Six     For the Period
                                                                                           Months Ended  October 31, 2003++
The following per share data and ratios have been derived                                  February 28,    to August 31,
from information provided in the financial statements.                                         2005             2004
Per Share Operating Performance

           Net asset value, beginning of period                                           $         19.16   $         19.10
                                                                                          ---------------   ---------------
           Investment income--net                                                                  .57***               .66
           Realized and unrealized gain--net                                                          .45               .02
                                                                                          ---------------   ---------------
           Total from investment operations                                                          1.02               .68
                                                                                          ---------------   ---------------
           Less dividends and distributions from:
               Investment income--net                                                               (.52)             (.60)
               Realized gain--net                                                                   (.01)                --
                                                                                          ---------------   ---------------
           Total dividends and distributions                                                        (.53)             (.60)
                                                                                          ---------------   ---------------
           Offering costs resulting from the issuance of Common Stock                                  --             (.02)
                                                                                          ---------------   ---------------
           Net asset value, end of period                                                 $         19.65   $         19.16
                                                                                          ===============   ===============
           Market price per share, end of period                                          $         19.38   $         19.44
                                                                                          ===============   ===============

Total Investment Return**

           Based on net asset value per share                                                    5.47%+++          3.50%+++
                                                                                          ===============   ===============
           Based on market price per share                                                       2.52%+++           .29%+++
                                                                                          ===============   ===============

Ratios to Average Net Assets

           Expenses, net of waiver and excluding interest expense                                  1.22%*             .71%*
                                                                                          ===============   ===============
           Expenses, net of waiver                                                                 1.97%*             .87%*
                                                                                          ===============   ===============
           Expenses                                                                                1.97%*            1.08%*
                                                                                          ===============   ===============
           Investment income--net                                                                  5.97%*            3.80%*
                                                                                          ===============   ===============

Leverage

           Amount of borrowings, end of period (in thousands)                             $        88,800   $       123,225
                                                                                          ===============   ===============
           Average amount of borrowings outstanding during the period (in thousands)      $       114,256   $        38,654
                                                                                          ===============   ===============
           Average amount of borrowings outstanding per share during the period***        $          6.25   $          2.11
                                                                                          ===============   ===============

Supplemental Data

           Net assets, end of period (in thousands)                                       $       359,612   $       350,254
                                                                                          ===============   ===============
           Portfolio turnover                                                                      22.09%            43.32%
                                                                                          ===============   ===============

             * Annualized.

            ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Floating Rate Income Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol FRA.

(a) Corporate debt obligations--The Fund invests principally in floating rate debt obligations of companies, including floating rate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in floating rate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Floating rate loans are valued in accordance with guidelines established by the Fund's Board of Directors. Floating rate loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of floating rate loans for which no reliable price quotes are available, such floating rate loans may be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for a floating rate loan, the Investment Adviser will value the floating rate loan at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations.



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements (continued)


The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Fund's Board of Directors.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Offering costs--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund.
For such services, the Fund pays a monthly fee at an annual rate of ..75% of the Fund's average daily net assets plus the proceeds of any outstanding borrowings used for leverage. During the Fund's start-up phase, FAM elected to waive a portion of its management fee.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the six months ended February 28, 2005, the Fund reimbursed FAM $3,828 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements (concluded)


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended February 28, 2005 were $101,925,662 and $125,980,249, respectively.


4. Common Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding for the six months ended February 28, 2005 increased by 21,622 from reinvestment of dividends and during the period October 31, 2003 to August 31, 2004 increased by
18,075,000 from shares sold and 196,581 from reinvestment of dividends.


5. Unfunded Loan Interest:
As of February 28, 2005, the Fund had unfunded loan commitments of $6,606,000 which would be extended at the option of the borrower, pursuant to the following loan agreement:


                                                    Unfunded
                                                  Commitment
Borrower                                      (in Thousands)

Vought Aircraft Industries, Inc.                      $3,000
Pinnacle Entertainment, Inc.                          $1,560
Texas Genco                                           $2,046


6. Short-Term Borrowings:
The Fund has entered into a revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The credit facility has a maximum limit of $172,500,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 2.36% and the average borrowing was approximately $114,256,000 for the six months ended
February 28, 2005.


7. Distributions to Shareholders:
The Fund paid an ordinary income dividend to holders of Common
Stock in the amount of $.095833 per share on March 31, 2005 to shareholders of record on March 15, 2005.



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Joseph P. Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
EquiServe
P.O. Box 43010
Providence, RI 02940-3010


NYSE Symbol
FRA



Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of Floating Rate Income Strategies Fund, Inc. retired. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 28, 2005


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Floating Rate Income Strategies Fund, Inc.


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Floating Rate Income Strategies Fund, Inc.


Date: April 22, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Floating Rate Income Strategies Fund, Inc.


Date: April 22, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Floating Rate Income Strategies Fund, Inc.


Date: April 22, 2005